UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2013

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

Table of Contents
HSBC Family of Funds
Annual Report - October 31, 2013

Glossary of Terms
President’s Message	4
Commentary From the Investment Manager	5
Portfolio Reviews	6
Portfolio Composition	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Other Federal Income Tax Information	29
Table of Shareholder Expenses	30

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	32
HSBC Opportunity Portfolio	34
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	45
Table of Shareholder Expenses	46
Board of Trustees and Officers	47
Other Information	49

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged equity index which captures large and mid cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada). With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is an unmanaged index that captures large and mid cap representation across 21 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. With 818 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds annual report, covering the fiscal year ended October 31, 2013. This report contains detailed information about your Funds’ portfolio of investments and operating results. We encourage you to review it carefully.

This report includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. The portfolio manager commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

4       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

Economic growth picked up pace in developing economies throughout the world during the 12-month period between November 1, 2012 and October 31, 2013. Many major economies, including the United States, reported improved economic data during the period, indicating new momentum for a modest but sustained recovery. The U.S. equity markets made strong gains during the period, boosted by improvements in the labor and housing markets and healthy corporate profits. Markets continued to benefit from the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%. Economic headwinds remained, however, including relatively high unemployment in some areas, low consumer spending and reduced government spending caused by sequestration.

Investor confidence declined mid-year due in part to expectations that the Fed would begin tapering its bond purchasing program. Concerns about the impact of tapering diminished, however, when the Fed announced in September that it would delay winding down its stimulus efforts until the unemployment rate fell significantly lower. The first shutdown of the U.S. government in 17 years occurred in October. This political crisis, along with the related standoff over raising the country’s borrowing limit, was another factor weighing on investor sentiment. The uncertainty surrounding the crisis dragged on equities, although markets regained momentum once a political deal was struck that reopened the government and raised the debt ceiling. Broad U.S. stock market indices ended the period significantly above where they were positioned 12 months earlier.

Improving political circumstances in the eurozone and positive economic data helped boost stocks in developed economies across the world. The economies of both Japan and Europe transitioned out of recession. Progress was made toward alleviating the sovereign debt crisis in Europe. The European Central Bank’s aggressive efforts, including its government bond-buying program known as Outright Monetary Transactions, reassured investors. Still, many developments in Europe revealed ongoing economic weaknesses, including a controversial bailout in Cyprus, political uncertainty in Italy and high unemployment throughout the eurozone.

Economic growth in many emerging markets slowed during the period, as concerns grew about rising inflation and potential decreases in global liquidity. In addition, signs of softening in China’s economy led to a fall in commodity prices, which dragged on stocks throughout emerging markets. Central banks in both India and Brazil fought rising inflation by raising interest rates.

The recovery of the U.S. housing market remained robust. New home sales and housing starts increased, though the pace of growth slowed late in the period. Although the unemployment rate gradually edged downward, it remained well above pre-recession levels. Moreover, the number of long-term unemployed individuals, including those who dropped out of the labor market entirely, remained high. Real income grew at a modest pace, but consumer spending remained weak, consumer confidence dropped sharply and personal savings rates slowed. Economic activity in the manufacturing sector expanded during the period, though the rate of growth slowed.

U.S. Gross Domestic Product1 growth increased each quarter during the period, expanding at a rate of 0.1% during the fourth quarter of 2012 and quickening to a rate of 2.8% in the third quarter of 2013, according to preliminary estimates.

Market Review

The period began with U.S. markets retreating slightly due to the political face-off over the “fiscal cliff” and concerns about ongoing turmoil related to eurozone sovereign debt.

Equities then regained momentum in the first quarter of 2013 and began a steady rally that persisted through the duration of the period with only a few brief interruptions. The strong performance of equities was undeterred by uncertainty about government policy and concerns that the onset of automatic budget cuts—known as sequestration—would undermine economic growth. A political compromise that avoided the direst consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the middle of the period equity prices fell as investors anticipated an imminent decrease in central bank liquidity. Stocks rebounded after the Fed delayed tapering its bond-purchasing program, with the S&P 500 Index1 hitting a then-record high following the announcement. Equities ended the period in a rally that was spurred by the political deal that partially resolved the government shutdown and a second standoff over the debt ceiling.

Small- and mid-cap stocks outperformed large-cap stocks during the period, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 36.28% and the MSCI Emerging Market Index1 of emerging market stocks returned 6.90%.

Stocks in developed economies rose. Japanese equities performed well due to optimism regarding its central bank’s ambitious monetary easing schedule, which aimed to double the size of the monetary base over the next two years. International stocks made strong gains, slightly outperforming U.S. markets. The S&P 500 Index of large-company U.S. stocks returned 27.18% for the 12 months through October 2013. That compared to a 27.40% return for the MSCI EAFE Index1 of international stocks in developed markets.

Rising interest rates, widening credit spreads and uncertainty about government policy resulted in weak performance in the U.S. fixed-income market during the period. Yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the more attractive yields offered by high-yield corporate bonds and high-yield municipal bonds, which were among the best-performing fixed-income sectors during the period. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned -1.08% for the 12 months through October, while the Barclays U.S. Corporate High-Yield Bond Index1 returned 8.87%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period significantly lower, despite a modest rebound in the final months of the period.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO/Portfolio Manager
Justin H. Kelly, CFA, CIO/Portfolio Manager
Patrick M. Burton, Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 32.17%* (without sales charge) for the Class A Shares and 32.49%* for the Class I Shares for the year ended October 31, 2013. That compared to a 28.30% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 29.24% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

Stocks performed well during the period as investors gained confidence that the U.S. economy was not headed back into recession and that the risk of sovereign default in Portugal, Spain, and Italy was receding. As concerns about systematic risk waned, company fundamentals returned as a main driver of equity prices. Stable, dividend-paying companies that had performed well in the riskier environment appeared relatively overvalued to the Fund’s portfolio managers later in the period. As a result, investors began to favor shares of smaller, growth-oriented companies, which outperformed their larger counterparts during the final four months of the period.

In this environment, the Fund outperformed its Russell benchmark primarily due to stock selection in the consumer discretionary and information technology sectors. For example, an investment in an online travel company that posted strong earnings contributed to the gains in the portfolio’s consumer discretionary holdings. Similarly, a cloud-based relationship company that reported strong earnings boosted performance among the portfolio’s information technology holdings.†

Moreover, the Fund benefited from moves made during the period to increase holdings of smaller, growth-oriented companies in anticipation of declining systematic risk. Additionally, a long-standing decision to underweight consumer staples boosted the Fund’s performance when the sector suffered as investors shifted away from defensive investments.†

However, sector-weighting decisions detracted from the Fund’s performance. For instance, an overweight position in the financial sector hurt the Fund when that sector underperformed. Stock selection in the financial and industrial sectors also detracted from the Fund’s returns. For example, legal risks caused an investment in a financial content and analytics provider to underperform, while an investment in a shipping and delivery company underperformed due to slower than anticipated overnight business. Both stocks were sold during the period.†

*

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual					Expense
Fund Performance		Total Return (%)					Ratio (%)[6]
					Since
As of October 31, 2013	Inception Date	1 Year		5 Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	25.64	[9]	16.06	7.87		1.40	1.20
HSBC Growth Fund Class B2	5/7/04[5]	27.16	[9]	16.36	7.93		2.15	1.95
HSBC Growth Fund Class C3	5/7/04[5]	30.15	[9]	16.36	7.64		2.15	1.95
HSBC Growth Fund Class I	5/7/04[5]	32.49	[9]	17.55	8.71		1.15	0.95
Russell 1000® Growth Index[4]	—	28.30		17.51	7.79	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	29.24		15.72	7.05	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments. Investment in initial public offerings during the current fiscal year ended October 31, 2013 have benefited the Fund’s overall performance by approximately 0.06%. This effect on performance is not typical and may not continue in the future.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.
7	Return for the period May 10, 2004 to October 31, 2013.
8	Return for the period April 30, 2004 to October 31, 2013.
9	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2013, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 34.70%* total return, and the Class A Shares of the Fund produced a 34.02%* total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 37.60% and 32.81%, respectively.

Portfolio Performance

U.S. equities continued to post strong returns for the period as investors brushed off concerns about interest rate volatility and worries about a potential U.S. government shutdown. The continuing stimulus efforts by the Federal Reserve, as well as signs of a gradually improving employment picture, helped boost investor confidence during the period. In this environment, small-cap stocks outperformed their large-cap counterparts. The information technology and financial sectors benefited the most from this growing confidence among investors, and were two of the strongest contributors to the Fund’s absolute returns.

The Fund lagged its benchmark for the period. Stock selection in the Fund’s energy holdings was a major detractor. In particular, the Fund was hurt by holdings of an oil field services company that underperformed when it missed analysts’ earnings expectations. The Fund’s sub-sector weighting in consumer discretionary further detracted from relative performance. An overweight position in the apparel retail sub-industry dragged on relative returns, as retailers were hurt by shifting consumer confidence during the period. The Fund was also hurt by underweight positions in Internet retailers and automobile manufacturers, which performed relatively well during the period.†

However, strong stock selection in the information technology and materials sectors helped offset a portion of the Fund’s underperformance. Shares of a payment processor that consistently exceeded earnings expectations provided the biggest boost to the Fund’s relative performance. In the materials sector, stock selection across multiple subsectors—namely paper packaging, commodity chemicals, and fertilizers and agricultural chemicals—contributed to the Fund’s relative performance. In particular, holdings of a cardboard packaging manufacturer contributed positively as that company executed a strategic acquisition near the end of the period, which helped boost its earnings.†

Furthermore, holdings of a specialty retail store and consumer electronics retailer helped offset some of the negative effects of sector weighting in the consumer discretionary sector. An underweight position in the gold sub-industry helped to boost the Fund’s relative performance, since gold prices fell, as investors grew more confident in the sustainability of the economic recovery.†

*

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[5]
As of October 31, 2013	Inception Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	27.35[6]	18.54	10.75	2.20	1.65
HSBC Opportunity Fund Class B2	1/6/98	29.10[6]	18.84	10.82	2.95	2.40
HSBC Opportunity Fund Class C3	11/4/98	32.15[6]	18.86	10.51	2.95	2.40
HSBC Opportunity Fund Class I†	9/3/96	34.70[6]	20.36	11.79	1.08	1.08
Russell 2500™ Growth Index[4]	—	37.60	20.87	9.85	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	32.81	18.15	8.69	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5

Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the October 31, 2013 expense ratios can be found in the financial highlights.

6

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews
Portfolio Composition*
October 31, 2013 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	9.4
Biotechnology	9.1
Internet & Catalog Retail	6.8
IT Services	6.4
Specialty Retail	5.9
Media	5.0
Chemicals	4.1
Oil, Gas & Consumable Fuels	4.1
Road & Rail	4.1
Hotels, Restaurants & Leisure	3.8
Capital Markets	3.7
Software	3.4
Aerospace & Defense	3.2
Textiles, Apparel & Luxury Goods	3.2
Computers & Peripherals	3.1
Semiconductors & Semiconductor
Equipment	3.1
Machinery	2.7
Food & Staples Retailing	2.4
Pharmaceuticals	2.1
Health Care Technology	1.7
Communications Equipment	1.5
Real Estate Investment Trusts (REITs)	1.5
Energy Equipment & Services	1.5
Wireless Telecommunication Services	1.4
Diversified Financial Services	1.2
Auto Components	1.2
Personal Products	1.1
Trading Companies & Distributors	1.0
Health Care Providers & Services	0.9
Airlines	0.7
Investment Companies	0.7
100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	8.1
IT Services	6.8
Chemicals	6.2
Household Durables	5.5
Oil, Gas & Consumable Fuels	5.1
Biotechnology	5.0
Health Care Equipment & Supplies	3.7
Life Sciences Tools & Services	3.4
Trading Companies & Distributors	3.3
Software	3.2
Aerospace & Defense	3.1
Semiconductors & Semiconductor
Equipment	3.0
Investment Companies	2.9
Commercial Banks	2.8
Containers & Packaging	2.7
Pharmaceuticals	2.7
Electrical Equipment	2.7
Internet Software & Services	2.6
Machinery	2.1
Professional Services	2.1
Insurance	2.0
Energy Equipment & Services	1.9
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.9
Media	1.6
Commercial Services & Supplies	1.6
Capital Markets	1.6
Diversified Consumer Services	1.5
Auto Components	1.5
Road & Rail	1.3
Distributors	1.1
Real Estate Investment Trusts (REITs)	1.1
Real Estate Management &
Development	1.1
Health Care Technology	0.8
Construction Materials	0.8
Communications Equipment	0.7
Electronic Equipment,
Instruments & Components	0.6
100.0
____________________

*	Portfolio composition is subject to change.

10       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities — as of October 31, 2013

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	$82,541,055	$15,489,119	$208,208,427
Receivable for capital shares issued	70,519	4,512	204,270
Receivable from Investment Adviser	—	5,872	—
Prepaid expenses	13,198	5,280	6,891
Total Assets	82,624,772	15,504,783	208,419,588

Liabilities:
Payable for capital shares redeemed	81,215	25,608	46,940
Accrued expenses and other liabilities:
Investment Management	22,883	—	—
Administration	1,730	320	4,306
Distribution	700	760	—
Shareholder Servicing	2,985	6,919	—
Compliance Services	8	1	24
Accounting	—	—	1
Transfer Agent	15,719	8,174	12,353
Trustee	92	21	322
Other	19,910	13,124	34,504
Total Liabilities	145,242	54,927	98,450
Net Assets	$82,479,530	$15,449,856	$208,321,138

Composition of Net Assets:
Capital	47,816,585	10,080,559	139,710,690
Accumulated net investment income (loss)	(99,109)	2,125	152,233
Accumulated net realized gains (losses) from investments	13,033,403	1,631,777	21,498,432
Unrealized appreciation/depreciation on investments	21,728,651	3,735,395	46,959,783
Net Assets	$82,479,530	$15,449,856	$208,321,138

Net Assets:
Class A Shares	$12,760,503	$14,258,647	$—
Class B Shares	492,917	480,139	—
Class C Shares	602,299	711,070	—
Class I Shares	68,623,811	—	208,321,138
	$82,479,530	$15,449,856	$208,321,138

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	587,363	1,115,750	—
Class B Shares	25,459	48,629	—
Class C Shares	30,900	70,141	—
Class I Shares	3,099,018	—	12,062,607

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$21.73	$12.78	$—
Class B Shares(a)	$19.36	$9.87	$—
Class C Shares(a)	$19.49	$10.14	$—
Class I Shares	$22.14	$—	$17.27
Maximum Sales Charge - Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value/(100%-maximum sales charge)) - Class A Shares	$22.87	$13.45	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC FAMILY OF FUNDS

Statements of Operations — For the year ended October 31, 2013

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios	$877,071	$138,747	$1,795,937
Expenses from Affiliated Portfolios	(525,304)	(115,917)	(1,500,945)
Total Investment Income	351,767	22,830	294,992

Expenses:
Administration:
Class A Shares	2,917	2,944	—
Class B Shares	130	119	—
Class C Shares	137	182	—
Class I Shares	15,792	—	42,091
Distribution:
Class B Shares	3,967	3,603	—
Class C Shares	4,117	5,447	—
Shareholder Servicing:
Class A Shares	29,132	28,974	—
Class B Shares	1,323	1,202	—
Class C Shares	1,372	1,808	—
Accounting	23,949	18,950	9,001
Audit	16,973	17,915	17,998
Compliance Services	649	109	1,426
Printing	77	2,382	6,617
Transfer Agent	96,259	50,527	64,598
Trustee	1,958	334	4,273
Registration fees	35,000	15,867	14,920
Other	11,412	4,676	20,266
Total expenses before fee reductions	245,164	155,039	181,190
Fees voluntarily reduced by Investment Adviser	—	(13,058)	—
Fees contractually reduced by Investment Adviser	(5,267)	(46,445)	—
Net Expenses	239,897	95,536	181,190

Net Investment Income (Loss)	111,870	(72,706)	113,802

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment securities	9,661,220	1,860,103	22,059,925
Change in unrealized appreciation/depreciation on investments	11,851,661	2,027,660	28,194,578

Net realized/unrealized gains (losses) from investments	21,512,881	3,887,763	50,254,503
Change In Net Assets Resulting From Operations	$21,624,751	$3,815,057	$50,368,305
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

12	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$111,870	$(133,004)	$(72,706)	$(67,015)
Net realized gains (losses) from investments	9,661,220	8,364,394	1,860,103	786,559
Change in unrealized appreciation/depreciation
on investments	11,851,661	(3,332,031)	2,027,660	610,433
Change in net assets resulting from operations	21,624,751	4,899,359	3,815,057	1,329,977

Dividends:
Net investment income:
Class I Shares	(77,975)	—	—	—
Net realized gains:
Class A Shares	(789,480)	—	(613,652)	(1,598,939)
Class B Shares	(47,389)	—	(37,922)	(93,318)
Class C Shares	(38,688)	—	(41,509)	(76,609)
Class I Shares	(4,180,730)	—	—	—
Change in net assets resulting from shareholder dividends	(5,134,262)	—	(693,083)	(1,768,866)
Change in net assets resulting from capital transactions	(4,356,680)	(8,338,642)	1,079,236	(429,918)
Change in net assets	12,133,809	(3,439,283)	4,201,210	(868,807)

Net Assets:
Beginning of period	70,345,721	73,785,004	11,248,646	12,117,453
End of period	$82,479,530	$70,345,721	$15,449,856	$11,248,646
Accumulated net investment income (loss)	$(99,109)	$(133,004)	$2,125	$(49,006)

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$513,267	$871,476	$3,386,291	$772,149
Dividends reinvested	760,894	—	601,275	1,562,653
Value of shares redeemed	(2,349,534)	(5,909,138)	(2,790,702)	(2,900,653)
Class A Shares capital transactions	(1,075,373)	(5,037,662)	1,196,864	(565,851)

Class B Shares:
Proceeds from shares issued	18,851	111,305	22,345	69,230
Dividends reinvested	47,204	—	37,922	93,292
Value of shares redeemed	(290,302)	(516,256)	(182,066)	(160,269)
Class B Shares capital transactions	(224,247)	(404,951)	(121,799)	2,253

Class C Shares:
Proceeds from shares issued	51,639	261,486	365,351	112,981
Dividends reinvested	38,495	—	41,448	76,317
Value of shares redeemed	(81,414)	(42,587)	(402,628)	(55,618)
Class C Shares capital transactions	8,720	218,899	4,171	133,680

Class I Shares:
Proceeds from shares issued	9,187,688	17,658,774	—	—
Dividends reinvested	4,246,858	—	—	—
Value of shares redeemed	(16,500,326)	(20,773,702)	—	—
Class I Shares capital transactions	(3,065,780)	(3,114,928)	—	—
Change in net assets resulting from capital transactions	$(4,356,680)	$(8,338,642)	$1,079,236	$(429,918)

SHARE TRANSACTIONS:
Class A Shares:
Issued	27,668	49,445	295,105	77,300
Reinvested	45,103	—	59,888	175,974
Redeemed	(125,574)	(334,366)	(246,880)	(293,635)
Change in Class A Shares	(52,803)	(284,921)	108,113	(40,361)

Class B Shares:
Issued	1,163	6,924	2,603	8,496
Reinvested	3,120	—	4,862	13,196
Redeemed	(17,588)	(31,749)	(21,126)	(20,335)
Change in Class B Shares	(13,305)	(24,825)	(13,661)	1,357

Class C Shares:
Issued	3,117	16,065	40,827	14,173
Reinvested	2,526	—	5,175	10,526
Redeemed	(4,667)	(2,629)	(42,252)	(6,916)
Change in Class C Shares	976	13,436	3,750	17,783

Class I Shares:
Issued	491,350	981,882	—	—
Reinvested	247,171	—	—	—
Redeemed	(859,037)	(1,163,041)	—	—
Change in Class I Shares	(120,516)	(181,159)	—	—

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$113,802	$(19,624)
Net realized gains (losses) from investments	22,059,925	7,509,207
Change in unrealized appreciation/depreciation on investments	28,194,578	7,623,444
Change in net assets resulting from operations	50,368,305	15,113,027

Dividends:
Net realized gains:
Class I Shares	(6,472,825)	(18,686,312)
Change in net assets resulting from shareholder dividends	(6,472,825)	(18,686,312)
Change in net assets resulting from capital transactions	29,328,028	16,653,597
Change in net assets	73,223,508	13,080,312

Net Assets:
Beginning of period	135,097,630	122,017,318
End of period	$208,321,138	$135,097,630
Accumulated net investment income (loss)	$152,233	$38,431

See notes to financial statements.	HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2013	October 31, 2012
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$43,552,792	$20,813,526
Dividends reinvested	6,463,988	17,155,964
Value of shares redeemed	(20,688,752)	(21,315,893)
Class I Shares capital transactions	29,328,028	16,653,597
Change in net assets resulting from capital transactions	$29,328,028	$16,653,597

SHARE TRANSACTIONS:
Class I Shares:
Issued	2,895,000	1,554,122
Reinvested	478,814	1,465,070
Redeemed	(1,392,961)	(1,642,101)
Change in Class I Shares	1,980,853	1,377,091

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$10.55	(0.04)	2.03	1.99	—	—	—	$12.54	18.86	%(d)	$15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02	19.78	%(e)(f)	16,452	1.20%	(0.54	)%(f)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(g)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(h)	11,327	1.20%	(0.36)%		1.27%	53%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(i)	12,761	1.20%	(0.05)%		1.21%	75%
CLASS B SHARES
Year Ended October 31, 2009	$9.85	(0.10)	1.85	1.75	—	—	—	$11.60	17.87	%(d)	$2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(e)(f)	1,213	1.95%	(1.28	)%(f)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(g)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(h)	621	1.95%	(1.10)%		2.03%	53%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(i)	493	1.95%	(0.72)%		1.96%	75%
CLASS C SHARES
Year Ended October 31, 2009	$9.91	(0.12)	1.89	1.77	—	—	—	$11.68	17.86	%(d)	$120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(e)(f)	184	1.95%	(1.30	)%(f)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(g)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(h)	482	1.95%	(1.14)%		2.03%	53%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(i)	602	1.95%	(0.81)%		1.96%	75%
CLASS I SHARES
Year Ended October 31, 2009	$10.62	(0.01)	2.04	2.03	—	—	—	$12.65	19.11	%(d)	$39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(e)(f)	49,474	0.95%	(0.30	)%(f)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(g)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(h)	57,916	0.95%	(0.12)%		1.04%	53%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(i)	68,624	0.95%	0.20%		0.96%	75%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2009, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(e)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(g)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(h)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(i)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.16%, 0.16%, 0.16% and 0.16% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2009	$7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	$7.56	14.85%		$9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(d)(e)	11,282	1.55%	(1.00	)%(e)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(f)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(g)	10,204	1.55%	(0.51)%		2.20%	59%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	(0.63)	(0.63)	12.78	34.02	%(h)	14,259	1.55%	(0.49)%		2.01%	70%
CLASS B SHARES
Year Ended October 31, 2009	$6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	$6.37	13.92%		$1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(d)(e)	658	2.30%	(1.78	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(f)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(g)	499	2.30%	(1.25)%		2.99%	59%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	(0.63)	(0.63)	9.87	33.10	%(h)	480	2.30%	(1.24)%		2.77%	70%
CLASS C SHARES
Year Ended October 31, 2009	$6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	$6.49	13.83%		$267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(d)(e)	341	2.30%	(1.75	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(f)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(g)	545	2.30%	(1.19)%		3.03%	59%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	(0.63)	(0.63)	10.14	33.15	%(h)	711	2.30%	(1.21)%		2.76%	70%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13%, 0.13% and 0.13% for Class A Shares, Class B Shares and Class C Shares, respectively.

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (b)
CLASS I SHARES
Year Ended October 31, 2009	$8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	$9.93	15.47%		$100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(c)(d)	117,064	1.01%	(0.46	)%(d)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(e)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(f)	135,098	1.08%	(0.01)%		1.08%	59%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	(0.61)	(0.61)	17.27	34.70	%(g)	208,321	0.99%	0.07%		0.99%	70%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(e)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(f)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(g)	During the year ended October 31, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13% for Class I Shares.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2013, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 1 operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following 3 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2013(%)
Growth Fund	HSBC Growth Portfolio	93.1
Opportunity Fund	HSBC Opportunity Portfolio	6.8
Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	91.7

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Advisor) offers one class of shares: Class I Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Effective as of August 1, 2013, Class B Shares of the Funds may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Funds.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investment Securities:
Affiliated Portfolios(a)	—	82,541,055	—	82,541,055
Total Investment Companies	—	82,541,055	—	82,541,055

Opportunity Fund
Investment Securities:
Affiliated Portfolios(a)	—	15,489,119	—	15,489,119
Total Investment Companies	—	15,489,119	—	15,489,119

Opportunity Fund (Advisor)
Investment Companies:
Affiliated Portfolios(a)	—	208,208,427	—	208,208,427
Total Investment Companies	—	208,208,427	—	208,208,427
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2013, Foreside, as Distributor, also received $213,520, $105,439, and $49,940 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $584, $89, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $3,000 per day.

24       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2014, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)	2015($)	2014($)	Total
Growth Fund	5,267	65,181	—	70,448
Opportunity Fund	46,445	65,241	27,228	138,914

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2013 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	4,105,330	13,848,759
Opportunity Fund	2,826,611	2,492,440
Opportunity Fund (Advisor)	34,440,619	11,972,238

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the tax year ended October 31, 2013 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	77,975	5,056,287	5,134,262	—	5,134,262
Opportunity Fund	—	693,083	693,083	—	693,083
Opportunity Fund (Advisor)	—	6,472,825	6,472,825	—	6,472,825

     The tax character of dividends paid by the Funds for the tax year ended October 31, 2012 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Opportunity Fund	122,612	1,646,254	1,768,866	—	1,768,866
Opportunity Fund (Advisor)	2,322,165	16,364,147	18,686,312	—	18,686,312
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of the tax year October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Growth Fund	848,249	—	8,732,299	9,580,548	—	(99,109)	21,764,615	31,246,054
Opportunity Fund	61,565	—	1,630,496	1,692,061	—	—	3,677,236	5,369,297
Opportunity Fund
(Advisor)	2,210,509	—	19,414,139	21,624,648	—	—	46,985,800	68,610,448
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2013, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2014.

Late Year
Ordinary Losses ($)
Growth Fund	99,109

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2013 (continued)

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS       27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Funds and
HSBC Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Growth Fund, HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (the Funds), as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the transfer agent of the HSBC Portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information — as of October 31, 2013 (Unaudited)

     During the year ended October 31, 2013, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Growth Fund	—	5,056,287
Opportunity Fund	—	693,083
Opportunity Fund (Advisor)	—	6,472,825

     For the year ended October 31, 2013, the following percentages of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Growth Fund	87.17

     For the year ended October 31, 2013, dividends paid by the following Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV:

Qualified
Dividend
Income (%)
Growth Fund	79.00

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Fund	Class A Shares	$1,000.00	$1,167.70	$6.56	1.20%
	Class B Shares	1,000.00	1,162.80	10.63	1.95%
	Class C Shares	1,000.00	1,162.90	10.63	1.95%
	Class I Shares	1,000.00	1,168.30	5.19	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,136.00	8.35	1.55%
	Class B Shares	1,000.00	1,131.90	12.36	2.30%
	Class C Shares	1,000.00	1,131.70	12.36	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,138.40	5.28	0.98%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Fund	Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,020.27	4.99	0.98%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       31

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013

Common Stocks – 98.9%

	Shares	Value ($)
Aerospace & Defense – 3.1%
Precision Castparts Corp.	6,300	1,596,735
United Technologies Corp.	11,250	1,195,312
		2,792,047
Airlines – 0.7%
Delta Air Lines, Inc.	23,050	608,059
Auto Components – 1.2%
BorgWarner, Inc.	10,200	1,051,926
Biotechnology – 9.1%
Alexion Pharmaceuticals, Inc. (a)	7,300	897,535
Amgen, Inc.	13,850	1,606,600
Biogen Idec, Inc. (a)	6,900	1,684,911
Celgene Corp. (a)	14,050	2,086,284
Gilead Sciences, Inc. (a)	25,650	1,820,894
		8,096,224
Capital Markets – 3.7%
BlackRock, Inc.	5,365	1,613,846
Morgan Stanley	45,900	1,318,707
The Charles Schwab Corp.	13,800	312,570
		3,245,123
Chemicals – 4.1%
Ecolab, Inc.	9,500	1,007,000
Monsanto Co.	25,149	2,637,627
		3,644,627
Communications Equipment – 1.5%
F5 Networks, Inc. (a)	6,200	505,362
Qualcomm, Inc.	12,350	857,955
		1,363,317
Computers & Peripherals – 3.1%
Apple, Inc.	5,210	2,721,444
Diversified Financial Services – 1.2%
American Express Co.	13,100	1,071,580
Energy Equipment & Services – 1.5%
Schlumberger Ltd.	14,000	1,312,080
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	6,900	814,200
CVS Caremark Corp.	15,400	958,804
Whole Foods Market, Inc.	5,400	340,902
		2,113,906
Health Care Providers & Services – 0.9%
Catamaran Corp. (a)	16,400	770,144
Health Care Technology – 1.7%
athenahealth, Inc. (a)	3,600	480,636
Cerner Corp. (a)	18,000	1,008,540
		1,489,176
Hotels, Restaurants & Leisure – 3.8%
Chipotle Mexican Grill, Inc. (a)	1,170	616,555
Starbucks Corp.	23,200	1,880,360
Wynn Resorts Ltd.	5,200	864,500
		3,361,415
Internet & Catalog Retail – 6.8%
Amazon.com, Inc. (a)	8,235	2,997,787
Priceline.com, Inc. (a)	2,920	3,077,184
		6,074,971
Internet Software & Services – 9.4%
Baidu, Inc. (a)	4,400	707,960
eBay, Inc. (a)	30,150	1,589,206
Facebook, Inc., Class A(a)	35,100	1,764,126
Google, Inc., Class A(a)	3,550	3,658,559
LinkedIn Corp., Class A(a)	2,900	648,643
		8,368,494
IT Services – 6.3%
Cognizant Technology Solutions Corp.,
Class A(a)	12,100	1,051,853
MasterCard, Inc., Class A	1,955	1,401,930
Visa, Inc., Class A	16,100	3,166,387
		5,620,170
Machinery – 2.7%
Danaher Corp.	33,000	2,378,970
Media – 5.0%
CBS Corp., Class B	19,600	1,159,144
Liberty Global plc, Class A(a)	11,700	916,929
The Walt Disney Co.	14,400	987,696
tt Century Fox, Inc., Class A	39,750	1,354,680
		4,418,449
Oil, Gas & Consumable Fuels – 4.1%
EOG Resources, Inc.	4,300	767,120
Noble Energy, Inc.	14,000	1,049,020
Pioneer Natural Resources Co.	4,700	962,466
Range Resources Corp.	11,400	863,094
		3,641,700
Personal Products – 1.1%
The Estee Lauder Cos., Inc., Class A	13,150	933,124
Pharmaceuticals – 2.1%
Bristol-Myers Squibb Co.	15,400	808,808
Zoetis, Inc.	34,000	1,076,440
		1,885,248
Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	16,700	1,325,145
Road & Rail – 4.1%
The Kansas City Southern Railway Co.	3,600	437,472
Union Pacific Corp.	21,150	3,202,110
		3,639,582

32 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.0%
Applied Materials, Inc.	47,800	853,230
ARM Holdings plc ADR	20,100	948,519
NXP Semiconductors NV (a)	21,250	895,050
		2,696,799
Software – 3.4%
Salesforce.com, Inc. (a)	47,150	2,515,924
ServiceNow, Inc. (a)	8,700	475,107
		2,991,031
Specialty Retail – 5.9%
Best Buy Co., Inc.	7,350	314,580
Dollar General Corp. (a)	22,300	1,288,494
Lowe’s Cos., Inc.	22,300	1,110,094
Ross Stores, Inc.	12,600	974,610
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	11,700	1,507,545
		5,195,323
Textiles, Apparel & Luxury Goods – 3.1%
Lululemon Athletica, Inc. (a)	8,500	586,925
NIKE, Inc., Class B	18,300	1,386,408
Ralph Lauren Corp.	4,900	811,636
		2,784,969
Trading Companies & Distributors – 1.0%
W. W. Grainger, Inc.	3,365	905,084
Wireless Telecommunication Services – 1.4%
SBA Communications Corp.,
Class A(a)	14,250	1,246,448
TOTAL COMMON STOCKS
(COST $62,689,144)		87,746,575

Investment Companies – 0.7%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	606,946	606,946
TOTAL INVESTMENT COMPANIES
(COST $606,946)		606,946
TOTAL INVESTMENT SECURITIES
(COST $63,296,090) — 99.6%		88,353,521
____________________

Percentages indicated are based on net assets of $88,684,466.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS	33

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013

Common Stocks – 96.4%

	Shares	Value ($)
Aerospace & Defense – 3.1%
BE Aerospace, Inc. (a)	46,990	3,813,708
TransDigm Group, Inc.	22,385	3,255,003
		7,068,711
Auto Components – 1.5%
Gentex Corp.	114,150	3,360,576
Biotechnology – 4.9%
ACADIA Pharmaceuticals, Inc. (a)	102,800	2,336,644
Alkermes plc (a)	124,810	4,392,064
Cubist Pharmaceuticals, Inc. (a)	72,520	4,496,240
		11,224,948
Capital Markets – 1.6%
Raymond James Financial, Inc.	77,760	3,549,744
Chemicals – 6.2%
Celanese Corp., Series A	19,010	1,064,750
Cytec Industries, Inc.	35,570	2,955,511
Huntsman Corp.	153,470	3,563,573
Rockwood Holdings, Inc.	42,700	2,700,775
The Scotts Mircale-Gro Co.	63,830	3,748,098
		14,032,707
Commercial Banks – 2.8%
Comerica, Inc.	59,470	2,575,051
First Republic Bank	74,640	3,811,865
		6,386,916
Commercial Services & Supplies – 1.6%
Waste Connections, Inc.	83,135	3,553,190
Communications Equipment – 0.7%
JDS Uniphase Corp. (a)	118,500	1,551,165
Construction Materials – 0.7%
Martin Marietta Materials, Inc.	17,245	1,691,562
Containers & Packaging – 2.7%
Crown Holdings, Inc. (a)	48,790	2,127,244
Packaging Corp. of America	65,400	4,073,112
		6,200,356
Distributors – 1.1%
LKQ Corp. (a)	78,070	2,578,652
Diversified Consumer Services – 1.5%
Service Corp. International	188,540	3,395,605
Electrical Equipment – 2.7%
Generac Holdings, Inc.	43,690	2,156,102
Hubbell, Inc., Class B	36,500	3,925,210
		6,081,312
Electronic Equipment, Instruments & Components – 0.6%
IPG Photonics Corp.	19,110	1,266,420
Energy Equipment & Services – 1.9%
Rowan Cos. plc, Class A(a)	116,860	4,216,309
Health Care Equipment & Supplies – 3.7%
ArthroCare Corp. (a)	61,740	2,311,546
IDEXX Laboratories, Inc. (a)	30,700	3,311,302
Wright Medical Group, Inc. (a)	99,300	2,697,981
		8,320,829
Health Care Providers & Services – 1.9%
Community Health Systems, Inc.	96,490	4,209,859
Health Care Technology – 0.8%
Allscripts Healthcare Solutions, Inc. (a)	134,470	1,859,720
Hotels, Restaurants & Leisure – 1.8%
Arcos Dorados Holdings, Inc., Class A	113,250	1,363,530
Brinker International, Inc.	63,240	2,809,121
		4,172,651
Household Durables – 5.4%
Harman International Industries, Inc.	29,540	2,393,331
Jarden Corp. (a)	70,115	3,881,566
NVR, Inc. (a)	2,427	2,226,336
Taylor Morrison Home Corp., Class A(a)	95,750	2,129,480
Tempur Sealy International, Inc. (a)	44,480	1,705,808
		12,336,521
Insurance – 1.9%
Everest Re Group Ltd.	10,390	1,597,358
Genworth Financial, Inc., Class A(a)	194,860	2,831,316
		4,428,674
Internet Software & Services – 2.6%
MercadoLibre, Inc.	24,020	3,233,933
Pandora Media, Inc. (a)	105,680	2,655,738
		5,889,671
IT Services – 6.9%
Alliance Data Systems Corp. (a)	29,245	6,932,820
FleetCor Technologies, Inc. (a)	29,575	3,411,476
Genpact Ltd. (a)	111,310	2,207,277
Total System Services, Inc.	100,930	3,010,742
		15,562,315
Life Sciences Tools & Services – 3.3%
Covance, Inc. (a)	35,000	3,124,100
Mettler-Toledo International, Inc. (a)	18,120	4,483,975
		7,608,075
Machinery – 2.1%
Lincoln Electric Holdings, Inc.	34,780	2,408,167
The Timken Co.	44,450	2,347,405
		4,755,572
Media – 1.6%
Manchester United plc, Class A(a)	84,360	1,375,068
Nexstar Broadcasting Group, Inc.,
Class A	51,270	2,275,875
		3,650,943

34	HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2013 (continued)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 5.0%
CONSOL Energy, Inc.	72,100	2,631,650
Denbury Resources, Inc. (a)	140,980	2,677,210
Tesoro Corp.	124,510	6,087,294
		11,396,154
Pharmaceuticals – 2.7%
ViroPharma, Inc. (a)	157,970	6,132,395
Professional Services – 2.0%
IHS, Inc., Class A(a)	22,515	2,455,261
Robert Half International, Inc.	56,730	2,185,807
		4,641,068
Real Estate Investment Trusts (REITs) – 1.1%
Starwood Property Trust, Inc.	96,270	2,473,176
Real Estate Management & Development – 1.1%
Jones Lang LaSalle, Inc.	25,440	2,421,888
Road & Rail – 1.3%
Landstar System, Inc.	52,290	2,891,114
Semiconductors & Semiconductor Equipment – 3.0%
Avago Technologies Ltd.	37,670	1,711,348
NXP Semiconductors NV (a)	80,230	3,379,288
Skyworks Solutions, Inc. (a)	66,800	1,722,104
		6,812,740
Software – 3.2%
Concur Technologies, Inc. (a)	21,270	2,224,842
Informatica Corp. (a)	58,240	2,248,064
QLIK Technologies, Inc. (a)	108,820	2,757,499
		7,230,405
Specialty Retail – 8.1%
Best Buy Co., Inc.	118,510	5,072,228
GNC Holdings, Inc., Class A	30,610	1,800,480
Signet Jewelers Ltd.	45,130	3,369,406
Tractor Supply Co.	35,170	2,509,380
Urban Outfitters, Inc. (a)	93,210	3,530,795
Williams-Sonoma, Inc.	42,094	2,207,409
		18,489,698
Trading Companies & Distributors – 3.3%
United Rentals, Inc. (a)	47,670	3,079,005
WESCO International, Inc. (a)	52,080	4,450,757
		7,529,762
TOTAL COMMON STOCKS
(COST $167,155,410)		218,971,403

Investment Companies – 2.9%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	6,563,134	6,563,134
TOTAL INVESTMENT COMPANIES
(COST $6,563,134)		6,563,134
TOTAL INVESTMENT SECURITIES
(COST $173,718,544) — 99.3%		225,534,537
____________________

Percentages indicated are based on net assets of $227,068,664.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2013.

See notes to financial statements.	HSBC PORTFOLIOS	35

HSBC PORTFOLIOS

Statements of Assets and Liabilities — as of October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$88,353,521	$225,534,537
Dividends receivable	19,861	32,244
Receivable for investments sold	1,517,261	2,269,970
Prepaid expenses	594	1,339
Total Assets	89,891,237	227,838,090

Liabilities:
Payable for investments purchased	1,134,982	584,366
Accrued expenses and other liabilities:
Investment Management	49,082	150,660
Administration	2,318	5,839
Compliance Services	8	27
Accounting	212	223
Custodian	5,200	6,773
Trustee	83	346
Other	14,886	21,192
Total Liabilities	1,206,771	769,426

Applicable to investors’ beneficial interest	$88,684,466	$227,068,664
Total Investments, at cost	$63,296,090	$173,718,544

36	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations — For the year ended October 31, 2013

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$975,963	$1,973,053
Total Investment Income	975,963	1,973,053

Expenses:
Investment Management	472,689	1,486,877
Administration	26,895	58,975
Accounting	44,063	44,249
Compliance Services	719	1,518
Custodian	9,900	13,555
Printing	1,791	4,180
Professional	20,043	25,426
Trustee	2,176	4,700
Other	4,584	9,513
Total Expenses	582,860	1,648,993

Net Investment Income (Loss)	393,103	324,060

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,024,769	24,604,589
Change in unrealized appreciation/depreciation on investments	11,744,016	30,628,121

Net realized/unrealized gains (losses) from investments	23,768,785	55,232,710
Change In Net Assets Resulting From Operations	$24,161,888	$55,556,770

See notes to financial statements.	HSBC PORTFOLIOS	37

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Investment Activities:
Operations:
Net investment income (loss)	$393,103	$116,496	$324,060	$224,890
Net realized gains (losses) from investments	12,024,769	12,654,581	24,604,589	8,826,465
Change in unrealized appreciation/depreciation
from investments	11,744,016	(6,525,872)	30,628,121	8,291,618
Change in net assets resulting from operations	24,161,888	6,245,205	55,556,770	17,342,973
Proceeds from contributions	5,010,619	10,142,030	37,719,433	15,884,698
Value of withdrawals	(19,506,375)	(42,657,788)	(16,266,064)	(24,493,548)
Change in net assets resulting from transactions
in investors’ beneficial interest	(14,495,756)	(32,515,758)	21,453,369	(8,608,850)
Change in net assets	9,666,132	(26,270,553)	77,010,139	8,734,123

Net Assets:
Beginning of period	79,018,334	105,288,887	150,058,525	141,324,402
End of period	$88,684,466	$79,018,334	$227,068,664	$150,058,525

38	HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Ratios/Supplementary Data
					Ratios of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2009	19.31%	$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%	$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%	$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%	$79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2013	32.84%	$88,684	0.69%	0.46%	0.69%	75%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2009	15.41%	$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%	$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%	$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%	$150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2013	34.84%	$227,069	0.89%	0.17%	0.89%	70%

See notes to financial statements.	HSBC PORTFOLIOS	39

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust enters into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the Trusts in relation to net assets or on another reasonable basis.

40       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Portfolios’ financial statements.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

HSBC PORTFOLIOS       41

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolio Trust’s policy is intended to result in a calculation of a Portfolio’s net asset value that fairly reflects security values as of the time of pricing, the Portfolio Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

     For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of October 31, 2013 in valuing the Portfolios’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks	87,746,575	—	—	87,746,575
Investment Companies	606,946	—	—	606,946
Total Investment Securities	88,353,521	—	—	88,353,521

Opportunity Portfolio
Investment Securities:
Common Stocks	218,971,403	—	—	218,971,403
Investment Companies	6,563,134	—	—	6,563,134
Total Investment Securities	225,534,537	—	—	225,534,537

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

Administration:

     HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly at an annual rate of:

Based on Combined Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Funds Trust that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the funds of the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $287,560 for the year ended October 31, 2013, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS
Notes to Financial Statements — as of October 31, 2013 (continued)

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2013 were as follow:

	Purchases ($)	Sales ($)
Growth Portfolio	62,055,996	74,114,396
Opportunity Portfolio	144,039,393	126,127,698

     For the year ended October 31, 2013, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	59,903,953	28,711,719	(262,151)	28,449,568
Opportunity Portfolio	174,027,654	53,521,776	(2,014,893)	51,506,883
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

44       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios – HSBC Growth Portfolio and HSBC Opportunity Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 27, 2013

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Table of Shareholder Expenses — as of October 31, 2013 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,170.40	$3.61	0.66%
Opportunity Portfolio	1,000.00	1,139.50	4.75	0.88%

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/13	10/31/13	5/1/13 - 10/31/13	5/1/13 - 10/31/13
Growth Portfolio	$1,000.00	$1,021.88	$3.36	0.66%
Opportunity Portfolio	1,000.00	1,020.77	4.48	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio's annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2013 to present	Since 2003, Private Investor; Independent Trustee of Met Investors Series Trust (2008-2012); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000-2002); Board Member of Dresdner Global Asset Management Board (2000-2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998-2000)	21	Since 2012, Trustee, Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 59	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	21	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 68	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	21	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 50	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Head of Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	21	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

HSBC PORTFOLIOS       47

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 55	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 42	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 47	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 54	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, and Ms. English also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

48       HSBC PORTFOLIOS

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC PORTFOLIOS       49

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

HSB-AR-RTL-1213	12/13

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees,
2012	$11,765
2013	$11,765

(b) Audit-Related Fees,
2012	$350
2013	$389

       2012 – Fees of $350 relate to the consent of N-1A filing.
       2013 – Fees of $389 relate to the consent of N-1A filing.

(c) Tax Fees,
2012	$11,090
2013	$5,700

Fees for both 2012 and 2013 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2012	$0
2013	$0

       (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

       (e)(2)
2012	0%
2013	0%

       (f) Not applicable.

(g) Non-Audit Fees.
2012	$11,440
2013	$6,089

       (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/23/13

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/23/13

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	12/23/13